As filed with the Securities and Exchange Commission on October 24, 2011
Securities Act File No. 33-25747
Investment Company File No. 811-5698

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. 27	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. _29	[X]

(Check appropriate box or boxes)

TAX EXEMPT PROCEEDS FUND, INC.
(Exact Name of Registrant as Specified in Charter)
c/o Reich & Tang Asset Management, LLC
1411 Broadway, 28th Floor, New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 830-5200

Christine Manna
c/o Reich & Tang Asset Management, LLC
1411 Broadway, 28th Floor
New York, New York 10018
(Name and Address of Agent for Service)
Copy to:	MICHAEL R. ROSELLA, Esq.
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
(212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TAX EXEMPT PROCEEDS FUND, INC. (the "Fund") (No Ticker Symbol)	1411 Broadway, 28th Floor NEW YORK, N.Y. 10018 (212) 830-5345 (800) 433-1918 (Toll Free)

PROSPECTUS
October 24, 2011

A money market fund whose investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.

The Fund is offered primarily to entities that are issuers of tax-exempt state and local bonds, such as states and local municipalities, and their authorities, agencies, instrumentalities and subdivisions (“Qualified Investors”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

Summary of the Fund……………………………..............................................................................	2	Shareholder Information……………………….....	9
Investment Objectives, Principal Investment Strategies and Related Risks…………………..	2	Distribution Arrangements……………………....	17
Management, Organization and Capital Structure…………………………………………........	9	Financial Highlights…………………………….... Privacy Notice…………………………………....	18 PN-1

SUMMARY OF THE FUND

Investment Objectives

The Fund seeks to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses*	0.24%
Total Annual Fund Operating Expenses	0.64%
Fee Reimbursement	0.24%
Total Fund Operating Expenses After Reimbursement	0.40%

*
Pursuant to the terms of the Investment Management Contract, the Fund’s investment manager has contractually agreed to bear or reimburse all expenses of the Fund (other than the management fee) at least until October 28, 2012.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$181	$333	$776

Liquidation of the Fund

The Board of Directors of the Fund has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.

Effective on or about December 1, 2011, the Fund WILL CEASE SALES OF FUND SHARES TO NEW INVESTORS.  The Fund will permit current investors to continue to purchase and sell shares.

The determination of the Board of Directors that it is advisable to liquidate, dissolve, and terminate the legal

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existence of the Fund is subject to approval by the Fund's shareholders. The Board has directed that the Fund's investment adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund.

Reich & Tang has provided notice to the Fund of its resignation as the Fund’s investment manager, distributor and transfer agent effective December 31, 2011 should the proposed liquidation and dissolution not be approved by shareholders. If the liquidation is not approved and Reich & Tang resigns, the Board will take appropriate steps to provide the Fund investment advisory, distributor and transfer agency services.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by state and municipal governments and by public authorities. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in “tax-exempt bonds” rather than “arbitrage bonds” for federal income tax purposes.  Therefore, Qualified Investors will, in the opinion of counsel, be exempt from the arbitrage rebate provisions of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to their investment in the Fund. These debt obligations in which the fund will invest are collectively referred to throughout the Prospectus as Municipal Obligations.  The Fund’s investment in Municipal Obligations will include municipal notes, variable rate demand instruments and industrial revenue bonds (“IRBs”) not subject to the federal alternative minimum tax.  The Fund may also invest in participation certificates, which evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions and which meet the federal income tax definition of “tax-exempt bond” (“Participation Certificates”).  The Fund will not invest in securities if the interest income from such securities could be subject to the federal alternative minimum tax.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective.  Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.  The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

•	The amount of income the fund generates will vary with changes in prevailing interest rates.

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•
Because the Fund may purchase Participation Certificates and IRBs not subject to the federal alternative minimum tax from banks and such instruments are backed by bank letters of credit or bank guarantees, investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations.   Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks.  Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.  Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•
Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations.

Risk/Return Bar Chart

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows the Fund’s average annual total return for one, five, ten year and since inception periods.  While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future.  The Fund’s current 7-day yield may be obtained by calling the Fund toll free at (800) 433-1918.

Tax Exempt Proceeds Fund, Inc.
[Graphic omitted]

Calendar Year End	% Total Return
2001	2.49%
2002	1.09%
2003	0.67%
2004	0.81%
2005	1.99%
2006	3.06%
2007	3.29%
2008	1.96%
2009	1.96%
2010	0.00%

As of September 30, 2011, the Fund had a year-to-date return of 0.00%.

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The Fund’s highest quarterly return was 0.98% for the quarter ended December 31, 2000; the lowest quarterly return was 0.00% for the quarter ended March 31, 2010.

Average Annual Total Returns – For the periods ended December 31, 2010

One Year	0.00%
Five Years	1.69%
Ten Years	1.55%
Since Inception *	2.64%
* The inception date for the Fund is January 27, 1989

Management

Investment Manager:  Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Tax Exempt Proceeds Fund, Inc., c/o Reich & Tang, 1411 Broadway, 28th  Floor, New York, NY 10018), by bank wire,  by electronic funds transfer or through a financial intermediary.  There are no minimum initial and subsequent investment amounts.

If you have established the option on your account, you may also redeem Fund shares by telephone (800-433-1918) during the hours of 8:30 am to 5:30 pm, Eastern time, on any Fund business day, by an automatic withdrawal plan or by writing checks on your account.

Tax Information

The Fund intends primarily to distribute interest income that is exempt from federal income tax.  It is possible that the Fund may distribute certain gains that are subject to federal income tax.  Dividends may be subject to state and local taxes.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund is a diversified, short-term, tax-exempt money market fund whose investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.  The Fund’s fundamental policies of investing in securities that would qualify an investment in the Fund as an investment in “tax-exempt bonds” for purposes of the arbitrage bond rules in the Code, and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund’s outstanding shares.

Principal Investment Strategies

The Fund will invest primarily in short-term, high quality, tax-exempt, fixed rate and variable rate obligations issued by or on behalf of states, municipal governments, their authorities, agencies, instrumentalities and political subdivisions.

The Fund will only invest in securities that would qualify an investment in the Fund as an investment in “tax-exempt bonds” as defined in Section 150(a)(6) of the Code and amplified in Section 1.150-1(b) of the Treasury Regulations, the income on which is not an item of tax preference includable in federal alternative minimum tax, and, therefore, shareholders of the Fund that are tax-exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund.

The Fund may also invest in Participation Certificates in Municipal Obligations.  Participation Certificates represent the Fund’s interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions).  Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party.  The Fund’s interest in the underlying municipal obligation is proportionate to the Fund’s participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund expects to invest in Participation Certificates purchased from banks in IRBs and other Municipal Obligations.  The Fund will not invest in IRBs, the interest income from which may be subject to the federal individual alternative minimum tax.

The Fund will not invest in securities if the interest income on such securities could be subject to the federal alternative minimum tax.

The Fund may hold uninvested cash reserves pending investment.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.  With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund’s investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment

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objective.  Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. It is anticipated that Qualified Investors will utilize the Fund for short-term investment purposes.  While this may result in a higher rate of portfolio turnover with increased transaction costs, it will not affect the Fund’s expense ratio because of the investment manager’s obligation to pay all expenses of the Fund (other than the management fee).

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations.  The Fund will only invest in securities that are denominated in United States dollars.  Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest.  The Fund will only invest in securities that, individually, have or are deemed to have a remaining maturity of 397 days or less.  Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 60 days or less.  The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less.  The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment.  The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets.  As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”).  The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund’s investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

The Fund’s investment policies were developed for the particular federal income tax needs of Qualified Investors.  Investors that are not issuers of state and local bonds and that desire to invest in a tax-exempt money market fund may consider an investment in the other tax-exempt money market funds managed by Reich & Tang Asset Management, LLC.

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Risks

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund’s management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations.  The Fund may still be exposed to the credit risk of the institution providing the credit support.  Changes in the credit quality of such provider could affect the value of the security and your investment in the Fund.

Investment by the Fund in other than “tax-exempt bonds” will subject the Fund’s shareholders that are tax-exempt bond issuers to the arbitrage rebate provisions of the Code with respect to income from the Fund.  However, the Fund’s fundamental investment policies prohibit the Fund from investing in securities other than “tax-exempt bonds” as that term is defined in this Prospectus.

Because the Fund may invest in Participation Certificates and IRBs which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail.  This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see “Variable Rate Demand Instruments and Participation Certificates” in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions.  Also, general economic conditions play an important part in the operations of the banking industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations.  Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.  Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Portfolio Holdings

In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at www.reichandtang.com/FundInformation/PortfolioHoldingsList/, five business days after the end of the month and remain posted for six months thereafter.  The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund’s portfolio holdings on the Fund’s website.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

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MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund’s investment adviser is Reich & Tang Asset Management, LLC (the “Manager”).  The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, NY 10018.  As of September 30, 2011, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $13 billion.  The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.  Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.40% per annum of the Fund’s average daily net assets up to $250 million; 0.35% per annum of the average daily net assets between $250 million and $500 million; and 0.30% per annum of the average daily net assets over $500 million, for managing the Fund’s investment portfolio and performing related administrative and clerical services.  For the fiscal year ended June 30, 2011, following a voluntary fee waiver, the Fund paid the Manager a fee equal to 0.27% per annum of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund’s Semi-Annual report for the period ended December 31, 2010.

The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund.  Therefore, the fee payable under the Investment Management Contract will be the only expense of the Fund.  The fees are accrued daily and paid monthly.  Any portion of the Management Fee received by the Manager may be used by the Manager and the Distributor to provide shareholder and administrative services and for distribution of Fund shares.  (See “Distribution Arrangements” herein.)

SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either sales or redemptions.  All transactions in Fund shares are processed through the Fund’s transfer agent or its principal underwriter, as appropriate, which accepts orders for purchases and redemptions from investors.

Pricing of Fund Shares

The net asset value of the Fund’s shares is determined as of 4:00 p.m. Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.  The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under 1940 Act.  Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.  If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share.  Although the amortized cost method provides certainty in

9

valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund’s net asset value per share made after acceptance of the investor’s purchase order.  In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable.  Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order of its shares.  In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion.  Certificates for Fund shares will not be issued to investors.

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close trading early.  On such days, the cut-off times for purchase orders and redemption and exchange requests (as set forth below) may be shortened to accommodate the Fund’s early close.  If the Fund closes trading early, the earlier cut-off times for such transactions will be made available that day on the Fund’s website at http://www.reichandtang.com, or by calling the Fund toll free at (800) 433-1918, during the hours of 8:30 am to 5:30 pm, Eastern time, on any Fund business day.

Purchase of Fund Shares

The Fund does not accept a purchase order from investors until an investor’s payment has been converted into Federal Funds and is received by the Fund’s transfer agent or its principal underwriter, as appropriate.  Orders from investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

The Fund will send a personalized monthly statement to all shareholders listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares). Shareholders will also receive a confirmation of each purchase and redemption of Fund shares.

Direct Purchases

Investors who wish to invest in the Fund may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.

Mail and Personal Delivery

Investors may send or deliver a check made payable to “Tax Exempt Proceeds Fund, Inc.” along with a completed Fund application to:

Tax Exempt Proceeds Fund, Inc.
c/o Reich & Tang
1411 Broadway, 28th Floor
New York, New York 10018

Checks are accepted subject to collection at full value in United States currency.  Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two

10

business days after receipt of the check.  Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. In either case, the funds are not available for redemption until the check has been cleared for payment by the investor bank.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day to obtain a Fund application necessary to open a new account.  The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476.  The original Fund application and documentation should then be mailed to the address specified under “Mail and Personal Delivery.”  The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

The Bank of New York Mellon
ABA # 021000018
Reich & Tang
DDA # 8900403519
For Tax Exempt Proceeds Fund, Inc.
Account of (Investor’s Name)
Fund Account #

An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

There may be a charge by the investor’s bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds.  The Fund does not charge investors in the Fund for its receipt of wire transfers.  Payment in the form of a “bank wire” received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

Tax Exempt Proceeds Fund, Inc.
c/o Reich & Tang
P.O. Box 13232
Newark, New Jersey 07101-3232

There is no minimum investment requirement for subsequent purchases of shares.  All payments should clearly indicate the shareholder’s account number.  If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Provided that the information on the Fund application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder’s account is closed or during the following calendar year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund’s transfer agent of the redemption order

11

(and any supporting documentation which the Fund’s transfer agent may require).  Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if being paid by check).  However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which could take up to 10 days after investment.  Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder’s original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below.  A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund’s transfer agent.  Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his signature.  It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund’s transfer agent’s standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

Tax Exempt Proceeds Fund, Inc.
c/o Reich & Tang
1411 Broadway, 28th Floor
New York, New York 10018

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks

By making the appropriate election on their Fund application, shareholders may request a supply of checks which may be used to effect redemptions.  The checks, which will be issued in the shareholder’s name, are drawn on a special account maintained by the Fund with the Fund’s agent bank. For Qualified Investors, checks will be pre-printed with a legend certifying compliance with specific limitations for withdrawal.  Checks may be drawn in any amount and may be used like an ordinary commercial bank check, except that they may not be certified.  When a check is presented to the Fund’s agent bank for payment, the Fund’s agent bank instructs the Fund’s transfer agent to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check.  The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed through the Fund Business Day on which the check clears. Fund shares purchased by check may not be redeemed by check for up to 10 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund.  The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund’s agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder’s election, require only one signature. The Fund’s agent bank will not honor checks that are in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment. Shareholders

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will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund’s shareholders.

Investors wishing to participate in this method of redemption should elect it on their Fund application.

Qualified Investors making this election are required to complete a certified resolution or other evidence of authorization in accordance with the normal practices of the Fund’s agent bank.  Appropriate authorization forms will be sent by the Fund’s agent bank to shareholders who select this option.  As soon as the authorization forms are filed in good order with the Fund’s agent bank, the Fund will provide the shareholder with a supply of checks.  This checking service may be terminated or modified at any time.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization.  The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them.  The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request.  Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone redemption should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day, and state: (i) the name of the shareholder appearing on the Fund’s records, (ii) the shareholder’s account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder’s designated bank account, and (v) the name and phone number of the person requesting the redemption.  Usually the proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if being paid by check).  The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

Generally

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals.  Unless other instructions are given in proper form to the Fund’s transfer agent, a check for the proceeds of a redemption will be sent to the shareholder’s address of record.  If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.  A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets,  (iv) for such other period as the SEC may by order permit for the

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protection of the shareholders of the Fund or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations.  Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund may impose a monthly service charge of $1.00 on shareholder accounts with a balance of $1.00 or less without prior written notice. A shareholder may avoid such monthly service charge by purchasing sufficient additional shares to increase its account value to the minimum amount or by withdrawing their balance.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened.  If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly.  There is no fixed dividend rate.  In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.  The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Tax Consequences.” If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below.  Frequent trading is sometimes referred to as market timing.  Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price.  Frequent trading may dilute the value of fund shares held by long-term shareholders.  Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities

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at a time it otherwise would not.  Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not.  For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund.  There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share.  In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash.  As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Pricing of Fund Shares,” the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive.  The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Householding of Fund Information

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents, please call us at 800-433-1918 during the hours of 8:30 am to 5:30 pm, Eastern time, on any Fund business day (or contact your financial institution).  We will begin sending you individual copies within thirty days after receiving your request.

Tax Consequences

Dividends paid by the Fund that are “exempt-interest dividends” by virtue of being properly reported by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular federal income tax provided the Fund qualifies to distribute exempt-interest dividends by primarily holding tax-exempt obligations.

If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are “exempt-interest dividends” and are not subject to regular federal income tax, although as described below, corporations may be required to include such “exempt-interest dividends” distributed by the Fund in determining their federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund.  Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses.  The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 45 days after the close of the Fund’s taxable year.  For Social Security recipients, interest on tax-exempt bonds, including “exempt interest dividends” paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Although interest on certain “private activity bonds” (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax, the

15

Fund will not invest in securities the interest income on which may be subject to the federal individual alternative minimum tax.

Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item).

In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on “passive investment income”, including tax-exempt interest.

Although the Fund intends to maintain a $1.00 per share net asset value, the sale or redemption of shares or the exchange of shares for shares of another Fund may result in the investor’s receipt of more or less than it paid for its shares and, thus, in a taxable gain or loss to the investor.

With respect to variable rate demand instruments, including participation certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations, and the interest thereon will be exempt from federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the Federal government’s taxing the interest earned on state or other municipal bonds.  The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

If an issuer of a state or local tax-exempt bond invests the proceeds of the bond issue in any “tax-exempt bond”, the income on which is not an item of tax preference and is not includible in the alternative minimum tax computation for individual taxpayers, such issuer is not subject to the arbitrage rebate provisions of Section 148 of the Code with respect to the income from such bond.  The arbitrage rebate provisions would require an issuer that invests bond proceeds in “higher yielding investments” (other than in certain “tax-exempt bonds”) to rebate a portion of the income from such investments in order for the bond interest to remain tax-exempt to the bondholders.  The term “tax-exempt bond” means any bond the interest on which is excludable from gross income under Section 103(a) of the Code. Regulations provide that for purposes of the arbitrage rebate provision of Section 148 of the Code, the term “tax-exempt bond” includes an interest in a regulated investment company to the extent that at least 95% of the income to the holder of the interest is interest that is excludable from gross income under Section 103 of the Code.  The Fund anticipates that it will comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a “tax-exempt bond” for purposes of Section 148 of the Code.  If the Fund does not comply with such requirements, issuers who invest in the Fund will be subject to the rebate provisions of Section 148 of the Code with respect to income from the Fund.

Since the Fund is established primarily for issuers of tax-exempt bonds that do not wish to be subject to the Code’s arbitrage rebate requirements, the Fund intends to comply with the provisions of these regulations and will invest only in tax-exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance, is excludable from gross income under Section 103 of the Code and is not subject to the individual alternative minimum tax provisions

The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority.  Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.  Investors should review the Statement of Additional Information for a further discussion of tax consequences of an investment in the Fund.

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DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase shares of the Fund.

The Fund’s Board of Directors has adopted a Rule 12b-1 distribution plan (the “Plan”) and pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the “Distributor”) have entered into a Distribution Agreement.  There are no fees or expenses chargeable to the Fund under the Plan. The Fund’s Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payment by the Fund for distribution expenses.  If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of thedistribution of its shares, such payments are authorized by the Plan.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.  The Plan provides that the Manager may make payments to securities dealers and other third parties who engage in the sale of shares of the Fund or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.  The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract in effect for that year

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FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund’s financial performance for the last 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the Fund’s financial statements audited by  Sanville & Company, the Fund’s Independent Registered Public Accounting firm.  The report of Sanville & Company along with the Fund’s financial statements, is included in the annual report, which is available upon request.

                                    Years Ended June 30,

	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year…………………………………….................................................	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income………………………………………………................................................	0.000	0.000	0.011	0.026	0.032
Less distributions from:
Dividends from net investment income…………………………....................................................	(0.000) (a)	(0.000) (a)	(0.011)	(0.026)	(0.032)
Net asset value, end of year……………………………………………................................................	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return……………………………………………………………...................................................	0.00%	0.00%	1.10%	2.68%	3.27%
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000’s)……………………………………….....................................................	$95,545	$125,159	$132,178	$174,431	$189,080
Ratio to average net assets:
Net investment income……………………………………………...................................................	0.00%	0.00%	1.14%	2.67%	3.23%
Expenses (net of fees waived)……………………………………...................................................	0.27%	0.27%	0.40%	0.40%	0.40%
Management fees waived…………………………………….….....................................................	0.13%	0.13%	--	--	--
(a) Distribution resulted in less than $0.01 per share.

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Protecting Your Privacy at Reich & Tang

This policy applies to Reich & Tang Asset Management, LLC (“RTAM”), its subsidiaries Reich & Tang Distributors, Inc.(“RTD”) and Reich & Tang Services, Inc. (“RTS”), RTS affiliate Reich & Tang Deposit Solutions, LLC (“RTDS”) and RTDS subsidiaries Stable Custody Group LLC, and Stable Custody Group II, LLC (collectively “Reich & Tang”), along with all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former Reich & Tang customers.  New customers receive our Privacy Policy when an account is opened and annually thereafter. You will be notified of any major change to the Privacy Policy.

Protecting customer information: Keeping your personal information secure is important to us at Reich & Tang.  This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information. All personal information provided by our customers is used exclusively to administer our business and related services in a manner consistent with all applicable laws and regulations.  It is kept confidential and not sold to third parties for use in marketing or solicitation.  We maintain your personal information according to strict confidentiality and security standards.

Types of information we collect from our customers:
▪	Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number, tax identification number and income).
▪	Information about your account, account transactions (e.g., account number, history, use of online products and services) and other transactions with Reich & Tang.
▪	Information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).
▪
If you visit our website, we use software to collect anonymous data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to the Disclosure section found on our website at www.reichandtang.com for more information.

Use of information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We limit the collection and use of personal information to what is necessary to administer our business.  We may disclose personal information as required by law, and where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request.

In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to third-party service providers to effect or process transactions for you or to assist us in servicing your account. We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for Reich & Tang, such as printing statements, checks, etc.

We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.  We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Questions: If you have any questions, please call our Client Services Department at 800-433-1918 between the hours of 8:30a.m. and 5:00p.m. Eastern Time, send a letter to Reich & Tang, Attn: Client Services, 1411 Broadway, 28th Floor, New York, NY 10018-3450, or Email: info@rnt.com.

THIS IS NOT PART OF THE PROSPECTUS

PN-1

A Statement of Additional Information (SAI) dated October 24, 2011 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus.  Further information about Fund investments is available in the annual and semi-annual shareholder reports.  You may obtain the SAI and the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918.  You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at http://www.money-funds.com/funds/index.  To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission.  Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090.  Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-5698

    Reich & Tang Distributors, Inc.
1411 Broadway, 28th Floor
New York, NY 10018
(212) 830-5345

TEP_ - 876936105 - 1011P

19

TAX EXEMPT PROCEEDS FUND, INC.	1411 Broadway, 28th Floor, New York, NY 10018 (212) 830-5345 (800) 433-1918 (Toll Free)

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 24, 2011

RELATING TO THE TAX EXEMPT PROCEEDS FUND, INC.
PROSPECTUS DATED OCTOBER 24, 2011

This Statement of Additional Information (SAI) is not a Prospectus.  The SAI expands upon and supplements the information contained in the current Prospectus of Tax Exempt Proceeds Fund, Inc. (the “Fund”) and should be read in conjunction with the Fund’s Prospectus.

A Prospectus may be obtained by writing or calling the Fund toll free at (800) 433-1918.  The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund’s Annual Report.  The Annual Report is available, without charge, upon request by calling the toll free number provided.

The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Fund’s Prospectus.

This SAI is incorporated by reference into the Fund’s Prospectus in its entirety.

TABLE OF CONTENTS

FUND HISTORY	3
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	3
MANAGEMENT OF THE FUND	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
INVESTMENT ADVISORY AND OTHER SERVICES	18
BROKERAGE ALLOCATION AND OTHER PRACTICES	21
CAPITAL STOCK AND OTHER SECURITIES	22
PURCHASE, REDEMPTION AND PRICING OF SHARES	22
TAXATION OF THE FUND	23
UNDERWRITERS	25
FINANCIAL STATEMENTS	25
DESCRIPTION OF RATINGS*	26

I.             FUND HISTORY

The Fund was incorporated on November 18, 1988, in the state of Maryland.

II.             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, open-end, management investment company that is a tax-exempt money market fund. The Fund’s investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.  There can be no assurance that the Fund will achieve its investment objectives.

The Fund will only invest in securities that would qualify an investment in the Fund as an investment in “tax-exempt bonds” as defined in Section 150(a)(6) of the Internal Revenue Code of 1986, as amended (the “Code”) and amplified in Section 1.150-1(b) of the Treasury Regulations.  Therefore, Fund shareholders that are tax-exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund.

The following discussion expands upon the description of the Fund’s investment objectives and policies in the Prospectus.

The Fund’s assets will be invested primarily in short-term high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions that meet this federal income tax definition (“Municipal Obligations”) and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions.  The Fund will not invest in Municipal Obligations the interest income on which may be subject to the federal individual alternative minimum tax.

The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share.  There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment.  The Fund’s investments may include “when-issued” Municipal Obligations and stand-by commitments.  The Fund may invest its assets in participation certificates issued by banks in industrial revenue bonds and other Municipal Obligations.  In view of this possible investment in bank participation certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail.  (See “Variable Rate Demand Instruments and Participation Certificates” herein.)  Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks.   Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.   Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The investment objectives of the Fund described above may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund.  The Fund’s fundamental investment policies of investing in securities that would qualify an investment in the Fund as a “tax-exempt bond” and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund’s outstanding shares.  As used herein, the term “majority of the outstanding shares” of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities determined by Reich & Tang Asset Management, LLC (the “Manager”) to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) Municipal Obligations with remaining maturities of 397 days or less that are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the “Requisite NRSROs”); (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”)) and have received a rating from an NRSRO, or such guarantor has received a rating from an NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer of the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; or (iii) unrated Municipal Obligations determined by the Manager to be of comparable quality.  In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories.  Provided however, that this type of Municipal Obligation may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories.  A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates.  (See “Variable Rate Demand Instruments and Participation Certificates” herein.)  There are several organizations that currently qualify as NRSROs including Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The two highest ratings are “AAA” and “AA” by S&P  or “Aaa” and “Aa1” by Moody’s in the case of long term bonds; “SP-1” and “SP-2” by S&P or “MIG-1” and “MIG-2” by Moody’s in the case of notes; and “A-1+” and “A-1” by S&P or “Prime-1” and “Prime-2” by Moody’s in the case of commercial paper.  The highest rating in the case of variable and floating demand notes is “VMIG-1” by Moody’s or “A1+” by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.  It is the Fund’s policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or in unrated securities that have been determined by the Manager to be of comparable quality.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.  The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund’s dollar-weighted average portfolio maturity.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less.  The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment.  The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets.  As defined in Rule 2a-7 under the 1940 Act, currently Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”).  The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities of one issuer other than Government securities, the securities of two or more controlled issuers engaged in the same or similar trades or business, or in securities of qualified publicly traded partnerships. The limitations described in this paragraph regarding qualification as a “regulated investment company” are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See “Federal Income Taxes” herein.)

Recent Regulatory Developments

On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law.  The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading by depository institutions and their holding companies, 10)  imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisors, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking.  The Dodd-Frank Act is comprehensive financial reform legislation enacted on July 21, 2010 that significantly impacts the regulation of depository institutions and their holding companies.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be further developing for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

Description Of Municipal Obligations

As used herein, “Municipal Obligations” include the following as well as “Variable Rate Demand Instruments and Participation Certificates”:

1.
Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as “municipalities”).  They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated facilities (hereinafter referred to as “industrial revenue bonds” or “IRBs”). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See “Federal Income Taxes” herein.) IRBs are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds, or any guarantor of the bonds to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity.  In accordance with Investment Restriction 7 herein, the Fund is permitted to invest up to 5% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.  The Fund will not invest in IRBs, the interest income from which may be subject to the federal individual alternative minimum tax.

In view of the investment of the Fund in IRBs not subject to federal alternative minimum tax and participation interests therein secured by letters of credit or Guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

2.
Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

3.
Municipal Commercial Paper that is an Eligible Security at the time of acquisition.  Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing.  They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4.
Any other federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the Fund’s investments and policies as described under “Description of the Fund and Its Investments and Risks” herein and under “Investment Objectives, Principal Investment Strategies and Related Risks” in the Prospectus and that is permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders.  However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager’s actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, (iii) is determined to no longer present minimal credit risks, or (iv) an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund’s Board of Directors that disposal of the security would not be in the best interests of the Fund.  Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise.  In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund’s total assets, the Fund shall promptly notify the Securities and Exchange Commission (the “SEC”) of such fact and of the actions that the Fund intends to take in response to the situation.

Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Government but only by the creditworthiness of the instrumentality.  The Fund’s Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category.  Where necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations.  They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days’ notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days.  The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Fund’s Board of Directors may determine that an unrated variable rate demand instrument meets the Fund’s high quality criteria if it is backed by a letter of credit or Guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt

Municipal Obligations owned by such institutions or affiliated organizations.  The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.   A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund’s eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution.  Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a  fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance.  However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund’s Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see “Federal Income Taxes” herein).

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such  variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the Fund. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks’ “prime rates,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund’s yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument’s next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund’s dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund’s commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest  rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions.  Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a “put” option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager’s opinion, present minimal credit risks.  If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund’s reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund’s portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks.  These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see “Federal Income Taxes” herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund; except that fundamental investment restriction number 2 below may only be changed with the approval of 90% of the outstanding shares of the Fund.  The term “majority of the outstanding shares” as used in this paragraph means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1.	Make portfolio investments other than as described under “Description of the Fund and Its Investments and Risks.”

2.
Purchase any security (i) the interest income on which may be subject to the federal individual alternative minimum tax or (ii) that would disqualify an investment in the Fund as an investment in “tax-exempt bonds” as defined in Section 150(a) (6) of the Code.

3.
Borrow money.  This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.  While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments.  Interest paid on borrowings will reduce net income.

4.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

5.
Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under “Description of the Fund and Its Investments and Risks.”

6.	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

7.
Purchase securities subject to restrictions on disposition under the Securities Act of 1933 (“restricted securities”).  The Fund will not invest more than 5% of the Fund’s total net assets in securities that are not readily marketable (including participation certificates and variable rate demand instruments with a right to demand payment on more than 7 days notice).

8.
Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

9.	Make loans to others.

10.
Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

11.
Invest more than 5% of its assets in the obligations of any one issuer except for securities backed by the United States Government, or its agencies or instrumentalities, which may be purchased without limitation, and except to the extent that investment restriction 13 permits a single bank to issue its letters of credit covering up to 10% of the total assets of the Fund.

12.	Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

13.
Invest more than 25% of its assets in the securities of “issuers” in any single industry, provided that the Fund may invest more than 25% of its net assets in IRBs and that there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security.  Similarly, in the case of an IRB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 under the Investment Company Act of 1940), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund’s assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such terms are defined in Rule 2a-7).

14.
Invest in securities of other investment companies except (i) the Fund may purchase unit investment trust securities where such unit investment trust meets the investment objectives of the Fund and then only up to 5% of the Fund’s net assets except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

15.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has adopted the Manager’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”).  The Policy prohibits the disclosure of portfolio holdings unless:  (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure;  (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);  (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors;  (4) the disclosure is in connection with (a) a monthly, quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund.  The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund.  Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting.  This Policy may change at any time without prior notice to shareholders.

Portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers.  Portfolio holdings information may also be provided to the Fund’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided.  Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.  There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.
III.              MANAGEMENT OF THE FUND

The Fund’s Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund.  The Manager provides persons satisfactory to the Fund’s Board of Directors to serve as officers of the Fund.  Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years.  Unless otherwise specified, the address of each of the following persons is 1411 Broadway, 28th Floor, New York, NY 10018.

Directors and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Disinterested Directors:
Catherine Boone, 1944	Director	2000	Retired. Chief Financial Officer, Connecticut Valley Girl Scout Council, January 2007. Assistant Treasurer, State of Connecticut, 2000 to 2007.	One portfolio	N/A
Marian Chertow, PhD., 1955	Director	1989	Director, Industrial Environmental Management Program, School of Forestry and Environmental Studies at Yale University since July 1991.	One portfolio	N/A
Glenn Klocko, 1955	Director	1990	Comptroller, City of Bristol, Connecticut since May 1998.	One portfolio	N/A
Interested Directors:
Sarah Sanders, 1957	Director2	2007	Assistant Treasurer, Debt Management, State of Connecticut, since June 2007. Principal Debt Management Specialist, State of Connecticut from July 2001 to June 2007.	One portfolio	Connecticut Higher Education Student Loan Authority; The Connecticut Student Loan Foundation and The Connecticut Higher Education and Health Facilities Authority

Directors and Officers Information (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years
Interested Officers:
Michael P. Lydon, 1963	President & Chief Executive Officer Vice President	Since 2007 2005-2007
President, Chief Executive Officer and Member of RTAM, LLC.  Associated with RTAM, LLC since January 2005.  Mr. Lydon is also President and Director/Trustee of two other funds in the Reich & Tang Fund Complex and President to New York Daily Tax Free Income Fund, Inc.   Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., and President, Chief Executive Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.  Prior to 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

Christopher Brancazio, 1965	Chief Compliance Officer and AML Officer	Since 2007
Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM, LLC.  Mr. Brancazio has been associated with RTAM LLC since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of three other funds in the Reich & Tang Fund Complex.  Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC. From February 2007 to August 2007, Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management.  From March 2002 to February 2007.  Mr. Brancazio served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds.

Esther Cheung, 1980	Treasurer and Assistant Secretary	Since 2010
Manager of Fund Accounting for RTAM.  Ms. Cheung is also Vice President/Assistant Treasurer of two other funds and Treasurer and Assistant Secretary of one other fund in the Reich & Tang Complex. Ms. Cheung has been associated with RTAM since June of 2010.  Prior to joining RTAM in June 2010 she was an audit manager at KPMG, LLP, New York Financial Services practice, where she specialized in audit services for mutual funds, investment advisors and investment partnerships from February 2004 to May 2010.

Richard De Sanctis, 1956	Vice President Treasurer and Assistant Secretary	Since 2005 1992 to 2004
Executive Vice President and Chief Operating Officer of RTAM, LLC.  Associated with the Manager since 1990. Mr. De Sanctis is also Vice President of three other funds in the Reich & Tang Fund Complex. Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC., Executive Vice President, Chief Operating Officer and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Chris Gill, 1964	Vice President	Since 2008
Senior Vice President and Assistant Secretary of RTAM LLC. Mr. Gill has been associated with RTAM LLC and its predecessor since February 1994. Mr. Gill is also Vice President of three other funds in the Reich & Tang Complex. Mr. Gill is a Senior Vice President and Director of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc., Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President of Stable Custody Group LLC and Stable Custody Group II LLC.

Joseph Jerkovich, 1968	Vice President Treasurer and Assistant Secretary Vice President	Since 2010 2008 to 2010 2007 to 2008
Senior Vice President and Chief Financial Officer of RTAM, LLC, Reich & Tang Deposit Solutions, LLC and Reich & Tang Services, Inc.  Associated with RTAM, LLC since September 2004.  Mr. Jerkovich is Treasurer and Assistant Secretary of three other funds in the Reich & Tang Fund Complex.  Mr. Jerkovich also serves as Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc., Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., Senior Vice President, Chief Financial Officer, Treasurer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.. From 2007 to 2008 Mr. Jerkovich was Vice President of eight Funds in the Reich & Tang Fund Complex.  Mr. Jerkovich was Vice President and Chief Investment Officer at Winklevoss Consulting from May 2002 to June 2004 .

Christine Manna, 1970	Secretary	Since 2007
Vice President and Secretary of RTAM, LLC. Ms. Manna is also Secretary of three other funds in the Reich & Tang Complex. Ms. Manna has been associated with RTAM, LLC and its predecessors since June 1995.  Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC

Robert Rickard, 1969	Vice President	Since 2007
Senior Vice President of RTAM LLC and Reich & Tang Distributors, Inc. Associated with RTAM, LLC since December 1991. Mr. Rickard is also Vice President of three other funds in the Reich & Tang Fund Complex

1
Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s Articles of Incorporation, as amended, and Amended and Restated By-Laws.  Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

2	Ms. Sarah Sanders is deemed an interested person of the Fund, as defined in the 1940 Act, due to her affiliation with the State of Connecticut.

The Role of the Board

The Board of Directors (the “Board”) oversees the management and operations of the Tax Exempt Proceeds Fund, Inc. (the “Fund”).  Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Manager, Distributor, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information.  In supervising the Fund’s operations and delegating special responsibilities involving portfolio management to the Manager, the Board established a Statement of Procedures as to Valuation of Portfolio Securities for the Fund (the “Rule 2a-7 Procedures”) in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which are reasonably designed, taking into account current market conditions and the Fund’s investment objectives, to stabilize the Fund’s net asset value per share, as computed for the purposes of distribution, redemption and repurchase, at a single $1 per share value.

The Board has appointed senior employees of the Manager as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  The Board receives quarterly reports from these officers and the Fund’s service providers regarding the Fund’s operations.  For example, consistent with the Fund’s Rule 2a-7 Procedures, the Board receives reports on the Fund’s investment portfolio and the Manager confirms that all portfolio investments meet the high quality credit, minimal credit risk and maturity requirements under Rule 2a-7 of the 1940 Act.  The Manager also provides a monthly mark-to-market report to confirm that the weekly deviation between the Fund’s market value and amortized cost value was within the limits allowable under Rule 2a-7 of the 1940 Act.  The Manager also provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund.  The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly and involve the Board’s review of recent Fund operations.  The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Management of the Fund – Committees” below.  Each of the Audit and Nominating Committees is comprised entirely of Independent Directors.  The Chairman of the Board is an Independent Director.  The Board reviews its structure annually.  The Board has determined that the function and composition of the Audit and Nominating Committees are appropriate means to provide effective oversight on behalf of Fund shareholders.

Board Oversight of Risk Management

The Board of Directors oversees various elements of risk relevant to the business of the Fund. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Fund’s independent public accounting firm and, when appropriate, with other personnel of the Manager to discuss, among other things, the internal control structure of the Fund’s financial reporting function as well as other accounting issues. The Independent Directors meet with the Chief Compliance Officer to discuss compliance risks relating to the Fund, the Manager and the other service providers. The full Board receives reports from the Manager as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during that committee meeting. In addition, the full Board receives reports from the Internal Audit Group of the Manager’s parent company. The Board relies heavily on these reports as they detail all of the relevant risks related to the Manager regarding the Fund’s business, including, any steps taken to remedy any identified deficiencies.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Directors and their Director Attributes is provided below. The information is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Ms. Boone has financial experience as the former assistant treasurer for the State of Connecticut, where she had 13 years experience in managing the State’s multibillion dollar debt portfolio, including extensive work in the issuance and sale of municipal securities, the preparation for municipal securities ratings and the evaluation of risks and benefits of various financial products.  Ms. Boone has over 10 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Professor Chertow currently serves on the faculty of Yale's Environment School and its School of Management where she teaches business and environment.  She was formerly the assistant town manager in Windsor, CT, a financial manager with the City and County of San Francisco, and president of a large bonding authority in Connecticut.  Dr. Chertow has over 20 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Mr. Klocko has financial experience as the comptroller of the City of Bristol.  He was formerly the director of finance for the Town of Avon, Connecticut for ten years.  Mr. Klocko has national certification in municipal finance.  Mr. Klocko has over 20 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Ms. Sanders has financial experience as the assistant treasurer, debt management for the State of Connecticut and as the previous principal debt management specialist for the State of Connecticut.   Ms. Sanders has 4 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Board Committees

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager.  The Audit Committee also meets with the Fund’s independent registered public accounting firm to review the Fund’s financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters.  The members of the Audit Committee are Marian R. Chertow, Catherine S. Boone and Glenn S. Klocko.  The Audit Committee met twice during the fiscal year ended June 30, 2011.

The Board also has a Nominating Committee comprised of Marian R. Chertow, Catherine S. Boone and Glenn S. Klocko to whose discretion the selection and nomination of Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund is committed.  The Nominating Committee did not hold any meetings during the fiscal year ended June 30, 2011.  Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Disinterested Directors:
Marian R. Chertow	None	None

Catherine S. Boone	None	None

Glenn S. Klocko	None	None
Interested Directors:
Sarah Sanders	None	None

Reich & Tang, on behalf of the Fund, paid an aggregate remuneration of $8,388 to its Directors with respect to the period ended June 30, 2011, pursuant to the terms of the Investment Management Contract (See “Investment Advisory and Other Services” herein), all of which consisted of aggregate directors’ fees paid to the three disinterested Directors.

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,250 and a fee of $450 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.  See “Compensation Table”.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors(1)(2)
Marian R. Chertow, Director	$2,288	0	0	$2,288 (1 Fund)
Glenn S. Klocko, Director	$3,050	0	0	$3,050 (1 Fund)
Catherine S. Boone, Director	$3,050	0	0	$3,050 (1 Fund)
Sarah Sanders, Director	$0	0	0	$0 (1 Fund)

(1)	The Directors are paid by the Manager from its management fee.

(2)
The total compensation paid to such persons for the fiscal year ending June 30, 2011.  The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation.  A Fund is considered to be part of the same complex if, among other things, it shares a common investment adviser with the Fund.

Information About Proxy Voting

Information regarding the Fund’s proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year.  The Fund’s Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC’s website (http//www.sec.gov).  The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On September 30, 2011 there were 101,001,113 shares of common stock outstanding.  As of September 30, 2011, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund’s outstanding shares as of September 30, 2011:

Name and Address	% of Class	Nature of Ownership

City of Milford 1992 Notes Act Attn: Finance, Treasurer 70 W. River Street Milford, CT 06460-3317	10.28%	Beneficial

City of Norwich Intermodal Transportation Center Attn: Brian Curtin 100 Broadway Norwich, CT 06360-4473	7.71%	Beneficial

Town of Seymour Finance Department One First Street Attn: Douglas Thomas Seymour, CT 06483-2860	5.74%	Beneficial

Capitol Region Education Council Attn: Jeff Ivory 111 Charter Oak Avenue Hartford, CT 06106-1912	5.72%	Beneficial

V.             INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018.  The Manager was as of September 30, 2011, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $13 billion.  The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of investment companies, of which it acts as administrator for ten.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France.  The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Natixis Global Asset Management’s assets under management totaled $704.8 billion as of September 30, 2011.

On September 22, 2011, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to September 30, 2012.  The contract may be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a majority vote of the Fund’s outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days’ written notice, and will automatically terminate in the event of its assignment.  The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.

For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.40% per annum of the Fund’s average daily net assets up to $250 million, 0.35% per annum of the average net assets between $250 million and $500 million and 0.30% per annum of the average daily net assets over $500 million for managing the Fund’s investment portfolio and performing related administrative and clerical services. The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund.  Therefore, the fees payable under the Investment Management Contract will be the only expenses of the Fund.  The fees are accrued daily and paid monthly.  Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services.  For the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the Manager received the management fees set forth in the table below:

Management Fees

Fiscal Year Ended	Payable	Waived	Paid
June 30, 2011	$396,908	$131,171	$265,737
June 30, 2010	$428,524	$135,034	$293,490
June 30, 2009	$496,097	$0	$496,097

The Fund’s net assets at the close of business on June 30, 2011 totaled $95,545,031.

Distribution Plan

The Fund’s distributor is Reich & Tang Distributors, Inc. (the “Distributor”), a Delaware corporation with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018, an affiliate of the Manager.  Pursuant to Rule 12b-1 under the 1940 Act (the “Rule”), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund’s Board of Directors has adopted a distribution plan (the “Plan”) and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with the Distributor, as distributor of the Fund’s shares.

There are no fees or expenses chargeable to the Fund under the Plan.  The Fund’s Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute an indirect payment by the Fund for distribution expenses.  If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be an indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.  This consideration of $1.00 per year is also subject to the Manager’s expense reimbursement obligation and, therefore, will not be an expense borne by the Fund. The shares of the Fund will be offered primarily to entities that are issuers of tax-exempt state and local bonds, such as states and municipalities and their authorities, agencies, instrumentalities and subdivisions.

The Plan provides that the Manager may make payments to securities dealers and other third parties who engage in the sale of shares of the Fund or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Distributor determines the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract in effect for that year.

The following table provides the total fees paid by the Manager pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended June 30, 2011.

Total fees paid by the Manager under the Plan:	$17,594
Payments made by the Manager and Distributor to or on behalf of Participating Organizations:	$0
Breakdown of payments made pursuant to the Plan for certain types of activities:
Advertising:	$0
Printing and mailing of prospectuses to other than current shareholders:	$1,387
Compensation to underwriters:	$0
Compensation to broker-dealers:	$0
Compensation to sales personnel:	$14,533
Interest, carrying or other financing charges:	$0
Travel and entertainment for sales personnel:	$1,486
Miscellaneous Expenses:	$188

For the fiscal year ended June 30, 2011, the total amount spent pursuant to the Plan was 0.02% of the average daily net assets of the Fund, all of which was paid by the Manager (which may be deemed an indirect payment by the Fund).

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and other organizations must be in a form satisfactory to the Fund’s Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was most recently approved by the Board of Directors on September 22, 2011 and will remain in effect until September 30, 2012.  Thereafter it may continue in effect for successive annual periods commencing October 1, provided it is approved by a majority of the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan.  The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the Directors in the manner described in the preceding sentence.  The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund’s shareholders.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217, is custodian for the Fund’s cash and securities. Reich & Tang Services, Inc. (“Reich & Tang”), an affiliate of the Manager, located at 1411 Broadway, 28th Floor, New York, NY 10018, is transfer agent and dividend agent for the shares of the Fund.  As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions.  As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments.  Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.02% of the monthly average net assets of the Fund.  The custodian and transfer agent do not assist in, and are not responsible for investment decisions involving assets of the Fund.

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul Hastings  LLP, 75 East 55th Street, New York, NY 10022.

Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as the independent registered public accounting firm for the Fund.

VI.             BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund’s purchases and sales of portfolio securities usually are principal transactions.  Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for such purchases.  The Fund has paid no brokerage commissions since its formation.  Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available.  Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available.  Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.  The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security.  The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, Guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interests of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law.

VII.             CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share.  Each share when issued has equal dividend, distribution and liquidation rights.  Each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund’s Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which will cause the Fund to become a “personal holding company” for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so.  In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund’s By-laws provide that the holders of one-third of the outstanding shares of the Fund present at the meeting in person or proxy will constitute a quorum for the transaction of business at a meeting. However, the Articles of Incorporation provide that a meeting to consider an amendment to the Fund’s fundamental investment policies of investing in securities that would qualify an investment in the Fund as a “tax-exempt bond” and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax requires that 90% of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for this purpose. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund’s shareholders. The By-laws of the Fund provide for annual or special meetings only for (i) the election (or re-election) of Directors, (ii) approval of revised investment advisory contracts with respect to a particular class or series of stock, (iii) ratification of the selection of independent registered public accounting firm, (iv) approval of the Fund’s Distribution Agreement with respect to a particular class or series of stock, and (v) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.  Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable.  Each Director serves until his successor is elected and qualified.

VIII.             PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares in the Prospectus is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans’ Day.  However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.  If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund’s Board of Directors has established procedures to stabilize the Fund’s net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund’s $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund’s Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.  (See “Description of the Fund and Its Investments and Risks” herein.)

IX.             TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify and intends to continue to qualify each year under the Code as a “regulated investment company” that distributes “exempt-interest dividends.”  The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund’s policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Dividends paid by the Fund that are attributable to interest on obligations the interest on which is exempt from regular federal income tax and are reported by the Fund as exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are treated as items of interest excludable from gross income by the Fund’s shareholders under the Code although the amount of that interest will have to be disclosed by the shareholder on its federal tax return.  A shareholder should consult its tax advisors with respect to whether exempt-interest dividends retain the exclusion under the Code if the shareholder would be treated as a “substantial user” or “related person” under the Code with respect to some or all of any “private activity” bonds held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to the shareholder’s adjusted gross income for purposes of computing the amount of social security benefits includible in their gross income.  Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess “passive investment income” which includes tax-exempt interest.

If an issuer of a tax-exempt bond invests the proceeds of the bond issue in any “tax-exempt bond”, the income on which is not an item of tax preference includible in the federal alternative minimum tax computation for individual taxpayers, such issuer is not subject to the arbitrage rebate provisions of Section 148 of the Code with respect to the income from such bonds.  The arbitrage rebate provisions would require an issuer that invests bond proceeds in “higher yielding investments” (other than in “tax-exempt bonds”) to rebate a portion of the income from such investments in order for the bond interest to remain tax-exempt to the bond holders.  The term “tax-exempt bond” means any bond the interest on which is excluded from gross income.  Regulations provide that for purposes of the arbitrage rebate provision of Section 148, the term “tax-exempt bond” includes an interest in a regulated investment company to the extent that at least 95% of the income from the regulated investment company is interest excludable from gross income under Section 103 of the Code.  The Fund intends to comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a “tax-exempt bond” and will invest only in tax-exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance is excludable from gross income under Section 103 of the Code and is not subject to the federal individual alternative minimum tax provisions. If the Fund does not comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a “tax-exempt bond” for arbitrage purposes, issuers who invest in the Fund will be subject to the rebate provisions of Section 148 of the Code with respect to income from the Fund.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions.  The Fund may also realize market discount income, or short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations.  Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed.  Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund’s shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be reported as a “capital gain dividend.”   Capital gains realized by corporations are generally taxed at the same rate as ordinary income.  However, under current law, long-term capital gains are generally taxable at a maximum rate of 15% to non-corporate shareholders instead of the regular maximum tax rate of 35%.  Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund also intends to distribute at least 90% of its investment company taxable income (taxable income including short term capital gain but subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. This distribution will be taxable to shareholders as ordinary income.  The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund’s tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98.2% of its capital gain net income for a taxable year, and 100% of undistributed amounts from prior years, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold at a current rate of 28% of taxable dividend payments and proceeds from the redemption of shares of the Fund as federal backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is timely supplied to the Internal Revenue Service.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, generally the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligation.

The U. S. Supreme Court held that there is no constitutional prohibition against the Federal government’s taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations.

The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority.  Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions.  Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio, which may differ from the federal income tax consequences described above.

X.             UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions.  The Distributor does not receive an underwriting commission.  In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities.  On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies.  The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries.  In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above.  The Fund’s Board of Directors will consider appropriate modifications to the Fund’s operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.  It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund’s net asset value.  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.             FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended June 30, 2011 and the report therein of Sanville & Company, are herein incorporated by reference to the Fund’s Annual Report.  The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody’s Investors Service, Inc.’s Two Highest Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody’s Investors Service, Inc.’s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor’s Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter “p” indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor’s Rating Services Two Highest Commercial Paper Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments.  Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody’s Investors Service, Inc.’s Two Highest Commercial Paper Ratings:

Moody’s employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by the rating agencies.

PART C - OTHER INFORMATION

Item 23.                      Exhibits.

(a)
Articles of Amendment and Restatement of the Registrant filed with the State Department of Assessments and Taxation on January 12, 1994, filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, and incorporated herein by reference.

(b)	Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(c)
Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999 for EDGAR purposes only, and incorporated herein by reference.

(d)
Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC  (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 16 to the  Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(e)
Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(f)	Not applicable.

(g)
Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference.

(g.1)	Amendment to the Custody Agreement dated September 16, 2010, between the Registrant and The Bank of New York Mellon.

(g.2)	Amendment to Schedule I of the Custody Agreement dated June 30, 2011, between the Registrant and The Bank of New York Mellon.

(g.3)	Amendment to Schedule II of the Custody Agreement dated June 30, 2011, between the Registrant and the Bank of New York Mellon.

(h.1)
Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Services, Inc. filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on October 25, 2004, and incorporated herein by reference.

(h.2)
Fund Accounting Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference.

(h.3)
Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on October 27, 2006, and incorporated herein by reference.

(h.4)
Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference.

(h.5)
Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on October 27, 2006, and incorporated herein by reference.

(h.6)
Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on October 28, 2009, and incorporated herein by reference.

(h.7)
Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on October 28, 2009, and incorporated herein by reference.

(h.8)	Amendment to the Transfer Agency Agreement and Addendum dated September 29, 2011, between the Registrant and Reich & Tang Services, Inc.(i.1)

(i.1)
Opinion of Messrs. Battle Fowler LLP as to the legality of the Securities being registered, including their consent to the filing thereof and as to certain federal tax matters originally filed as Exhibit 10 to Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, for EDGAR purposes only and incorporated herein by reference.

(i.2)	Consent of Paul Hastings LLP to use of their name in the Registration Statement.

(j)	Consent of Sanville & Company, Registered Independent Public Accounting Firm.

(k)	Audited Financial Statements for the fiscal year ended June 30, 2011 filed with the Annual Report on Form N-CSR on August 12, 2011, and incorporated herein by reference.

(l)
Written assurance of New England Investment Companies, L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling originally filed as Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, for EDGAR purposes only, and incorporated herein by reference.

(m.1)
Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(m.2)	Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e)).

(n)	Not Applicable.

(o)	Reserved.

(p)	There are no 17j-1 Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

(q)	Powers of Attorney filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on October 28, 2009, and incorporated herein by reference.

Item 24.                      Persons controlled by or Under Common Control with Registrant.

The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Daily Income Fund, and New York Daily Tax Free Income Fund, Inc.

Item 25.                      Indemnification.

The Registrant incorporates herein by reference the response to Item 27 in Post Effective Amendment No. 15 to the Registration Statement filed with the Commission on October 27, 2000.

Item 26.                      Business and Other Connections of the Investment Adviser.

The description of Reich & Tang Asset Management, LLC (“RTAM”) under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management L.P.  ("Natixis Global AM"). Natixis Global AM is the managing member and direct owner of RTAM.

Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM.  Mr. Brancazio has been associated with RTAM since September 2007.  Mr. Brancazio is also Chief Compliance Officer and AML Officer of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc., Stable Custody Group I LLC and Stable Custody Group II LLC.  From February 2007 to August 2007, Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management.  From March 2002 to February 2007. Mr. Brancazio served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds.

Esther Cheung is Head of Fund Accounting for Reich & Tang Asset Management, LLC “RTAM”.  Ms. Cheung has been associated with RTAM since June of 2010.  Ms. Cheung is also Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG, LLP.

Richard De Sanctis is Executive Vice President and Chief Operating Officer of RTAM.  Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990.  Mr. De Sanctis is also Vice President of four funds in the Reich and Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC, and Director, Executive Vice President and Chief Operating Officer of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc.

Steven W. Duff is Executive Vice President, Chief Investment Officer and Manager of RTAM.  Mr. Duff has been associated with RTAM and its predecessors since August 1994.  Mr. Duff is also a Director/Trustee of three funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Mr. Duff also serves as a Director of Reich & Tang Distributors, Inc. Prior to December 2007 Mr. Duff was President of the Fund and President of nine funds in the Reich & Tang Fund Complex, Principal Executive Officer of Delafield Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Barbara Francis is a Senior Vice President of RTAM.  Ms. Francis has been associated with RTAM and its predecessors since January 1997.  Ms. Francis is also a Senior Vice President of Reich & Tang Deposit Solutions, LLC  and Reich & Tang Services, Inc.

Christopher Gill is a Senior Vice President of RTAM and Reich & Tang Distributors, Inc.  Mr. Gill has been associated with RTAM and its predecessors since February 1994.   Mr. Gill is also Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Gill also serves as a Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc. Thomas Hernly is a Vice President of RTAM.  Mr. Hernly has been associated with RTAM and its predecessors since March 1996.  Mr. Hernly is also a Reich & Tang Deposit Solutions, LLC, Vice President of Reich & Tang Services, Inc., Stable Custody Group I LLC and Stable Custody Group II LLC.

Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Services, Inc. Mr. Jerkovich has been associated with RTAM since September 2004.  Mr. Jerkovich is also Treasurer and Assistant Secretary of four funds in the Reich & Tang Fund Complex.   These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Mr. Jerkovich is also a Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., a Senior Vice President, Treasurer, Chief Financial Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC. Michael P. Lydon is President, Chief Executive Officer and Manager of RTAM.  Mr. Lydon has been associated with RTAM since January 2005.  Mr. Lydon is also President and Director/Trustee of two funds in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., Chief Executive Officer and Member for Stable Custody Group LLC and Stable Custody Group II LLC  Prior to 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

Christine Manna is a Vice President and Assistant Secretary of RTAM.  Ms. Manna has been associated with RTAM since June 1995.  Ms. Manna is also Secretary of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Andrew Mintz is a Senior Vice President of RTAM.  Mr. Mintz has been associated with RTAM and its predecessors since March 1991.  Mr. Mintz is also a Senior Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC

Thomas Nelson is a Senior Vice President of RTAM.  Mr. Nelson has been associated with RTAM since June 2010.  Mr. Nelson also serves as Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Distributors, Inc.  From December 2008 until June 2010, Mr. Nelson served as the Director of Institutional Sales at Institutional Deposits Corporation, and from January 2006 until October 2007, Mr. Nelson served as a Senior Vice President at ICAP Capital Markets.

Marty O’Connor is a Vice President of RTAM.  Mr. O’Connor has been associated with RTAM and its predecessors since March 1992.  Mr. O’Connor is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC. Mr. O’Connor is also a Vice President of Reich & Tang Services, Inc. and Reich & Tang Deposit Solutions, LLC.

Jeffrey D. Plunkett is a Manager of RTAM LLC.  Mr. Plunkett also Executive Vice President and Group General Counsel of Natixis Global Asset Management and has been associated with Natixis Global Asset Management since 1996.

Richard Preuss is a Vice President of RTAM.  Mr. Preuss has been associated with RTAM and its predecessors since July 1986.  Mr. Preuss is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Robert Rickard is Senior Vice President of RTAM.  Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018.  Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

Duncan Wilkinson is a Manager of RTAM.  Mr. Wilkinson is also Senior Vice President and Deputy Global Chief Financial Officer of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.

Item 27.                      Principal Underwriters.

(a)	Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Daily Income Fund, and New York Daily Tax Free Income Fund, Inc.

(b)	The following are the directors and officers of Reich & Tang Distributors, Inc. For all persons listed below, the principal address is 1411 Broadway, 28th Floor, New York, NY 10018.

Name	Positions and Offices with the Distributor	Positions and Offices with the Registrant
Christopher Brancazio	Chief Compliance Officer, AML Officer, Senior Vice President and Secretary	Chief Compliance Officer & AML Officer
Richard De Sanctis	Director, Executive Vice President and Chief Operating Officer	Vice President
John Drahzal	President and Chief Executive Officer	None
Steven W. Duff	Director	Director
Christopher Gill	Director and Senior Vice President	Vice President
Joseph Jerkovich	Senior Vice President and Chief Financial Officer	Vice President
Michael Lydon	Director and Executive Vice President	President
Christine Manna	Vice President and Assistant Secretary	Secretary
Thomas Nelson	Senior Vice President	None
Robert Rickard	Senior Vice President	Vice President
Alex Shuster	Vice President	Vice President
Christine Stridiron	Vice President	None

(c)           Not applicable.

Item 28.                      Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 1411 Broadway, 28th Floor, New York, NY 10018, the Registrant's manager and at The Bank of New York Mellon Corporation, 2 Hanson Place – 7th floor, Brooklyn, NY 11217, the Registrant's custodian and at Reich & Tang Services, Inc., 1411 Broadway, 28th Floor, New York, NY 10018, the Registrant’s transfer agent and dividend disbursing agent.

Item 29.                      Management Services.

Not Applicable.

Item 30.                      Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of October, 2011.

TAX EXEMPT PROCEEDS FUND, INC.

By: /s/ Michael P. Lydon
Michael P. Lydon
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	SIGNATURE	CAPACITY	DATE

(1)	Principal Executive Officer
By:	/s/ Michael P. Lydon
	Michael P. Lydon	President and Chief Executive Officer	October 24, 2011

(2)	Principal Financial and Accounting Officer
By:	/s/ Esther Cheung
	Esther Cheung	Treasurer and Assistant Secretary	October 24, 2011

(3)	Board of Directors
By:	/s/ Catherine S. Boone
	Catherine S. Boone	Director *	October 24, 2011
	Marian Chertow	Director *
	Glenn S. Klocko	Director *
	Sarah Sanders	Director *
By:	/s/ Christine Manna
	Christine Manna		October 24, 2011
* Attorney-in-Fact

* See Exhibit (q) herein for Powers of Attorney.

Exhibits

(g.1)	Amendment to the Custody Agreement dated September 16, 2010, between the Registrant and The Bank of New York Mellon.

(g.2)	Amendment to Schedule I of the Custody Agreement dated June 30, 2011, between the Registrant and The Bank of New York Mellon.

(g.3)	Amendment to Schedule II of the Custody Agreement dated June 30, 2011, between the Registrant and the Bank of New York Mellon.

(h.8)	Amendment to the Transfer Agency Agreement and Addendum dated September 29, 2011, between the Registrant and Reich & Tang Services, Inc.

(i.2)	Consent of Paul Hastings LLP to use their name in the Registration Statement

(j)	Consent of Sanville & Company, Registered Independent Public Accounting Firm.